Exhibit 10.34

Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

[***] SPECIALISED APPLICATION
LICENCE AGREEMENT

This [***] Specialised Application Licence Agreement is made as of [***] (“Effective Date”) and is between [***], a California corporation with its offices at [***] “[***]”) and the company whose details are set out below (“Company”).

This [***] Specialised Application Licence Agreement incorporates the [***] Specialised Application Terms and Conditions included as Schedule 1.

1.	Business Contacts and Address for Notice

Company Details and Contact	Company address for Notice (if different)

Company: zSpace Inc.	Address:

Address: 2050 Gateway Place, Ste. 100-302, San Jose, CA 95110

Contact: [***]	Attention: CFO

Email: mharper@zspace.com	Email: contracts@zspace.com

[***] Business Contact	[***] address for notice

[***]

[***]

2.	Description of Company Distributables: zSpace’s [***] products.

3.	Initial Term: 3 years.

4.	Products/Fees:

a.	The hardware, software, and licence included in the table below may be purchased from [***] as a single unit (hereafter, an “Enterprise Bundle”) for the fees specified (save for units ordered pursuant to clause 5).

Software	[***] Device	Licence description	Per Unit fee (USD)

[***]	[***]	[***]	Per order: • [***][***][***] • [***]

b.	[***] Enterprise Bundle [***] of the Company Distributable prior to its distribution to Company’s customers.

5.	Initial Purchase Commitment. Company shall provide [***] with initial purchase order(s) for [***]Enterprise Bundles on the Effective Date, which shall be delivered in the following instalments:

a.	[***] Enterprise Bundles to ship on or before [***]; and

b.	[***] Enterprise Bundles to ship on or before [***].

6.	Minimum Purchase Quantities. Company shall only purchase Enterprise Bundles in multiples of [***].

7.	Payment Terms:

a.	In respect of the initial purchase pursuant to clause 5: the total sum due shall be paid by Company in [***] monthly instalments of [***] between [***] and [***] inclusive, each instalment to be received by [***] in cleared funds on or before the last day of each month.

b.	For all other purchases: 30 days after receipt of invoice.

8.	Ordering Procedures. Upon approval of a numbered purchase order from Company, [***] will process order promptly in accordance with [***]’s standard order terms and conditions provided to the Company from time to time.

9.	Marketing special terms.

a.	Company shall exhibit at least one minimally viable demo that incorporates the Enterprise Bundle at the [***], subject to the [***] feature of the Company Distributable working to a mutually agreed level at such time (“[***] Demo”).

b.	Company and [***] shall make one public press release regarding the [***] Demo in the Company Distributable prior to the [***], which shall include as a minimum at least one quote from each party’s executive leadership team.

c.	Either party may at its option mention the other party and its products in press releases, press briefings, social media accounts, and/or website, or other analogous marketing activities, and may use the other party’s trademarks for such purpose, provided that at least two weeks written notice with details of the proposed activity is provided to the other party and the other party does not object to such activity prior to the two week notice elapsing. In the case of [***], should such marketing activities be regarding [***], they shall not relate to [***] [***].

10.	Device warranty special terms.

10.1.	[***] warrants that the [***] Devices shall:

a.	be safe, of good quality and free from any defect in manufacturing or material; and

b.	shall correspond strictly with any and all representations, descriptions, advertisements, brochures, drawings, specifications and samples made or given by [***] prior to the Effective Date.

10.2.	Company shall inspect the received [***] Devices within 14 days of receipt of the delivery and shall inform [***] within a further period of 3 working days of any apparent defect. Non-apparent defects shall be informed to [***] within 14 days after they have become apparent. If the [***] Devices are defective and/or do not conform with the warranty given in Section 11.1 above (‘Defective Devices’), [***] shall, at the option of Company:

a.	provide a like for like replacement of the Defective Device(s) as soon as reasonably possible without any additional cost to Company, or

b.	repair the Defective Device without any additional cost to Company, or

c.	reimburse Company the Per Unit Fee (or a proportionate sum if purchased as part of a bulk purchase) paid for each Defective Product.

10.3.	Claims under this clause 10 must be made within twelve months of the date of delivery of the relevant [***] Devices.

COMPANY		[***]

By:		By:
Name:		Name:
Title:		Title:
Date:	November 10, 2023	Date:

Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

SCHEDULE 1- [***] SPECIALISED APPLICATION TERMS AND CONDITIONS

BACKGROUND

A.	[***] has developed the [***] Software that works with an [***] Device to create a [***] space to precisely interact with and control software through [***].

B.	Company has developed the Company Distributable that is a Specialised Application under the SDK Agreement Company wishes to distribute, and [***] wishes to license the [***] Technology for use in the Company Distributables for distribution and/or multi-user use.

C	Company may wish to purchase [***] Devices from [***] for use in connection with the Company Distributables.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, [***] and Company hereby agree as follows:

1.	Definitions

Whenever capitalised in these terms and conditions:

1.1.	“Agreement” means this Specialised Application Licence Agreement between [***] and the Company including the cover sheet and this Schedule 1.

1.2.	“Company Distributable” means the Company’s application and/or device set out in the Specialised Application Licence Agreement

1.3.	“Confidential Information” means this Agreement and its terms, schedules and attachments, and all other technical, business, product, marketing and financial information, plans and data provided orally, in writing, or by inspection of tangible objects provided or disclosed under or pursuant to this Agreement. Confidential Information does not include information that, as supported by documentation, (i) has become generally publicly known without any improper action or inaction; (ii) was in the rightful possession of the recipient without any obligation of confidentiality; (iii) was rightfully disclosed by a third party without restriction on disclosure; (iv) is independently developed by the receiving party; or (v) is disclosed if required by law or court order (but only to the extent of such disclosure), provided that the recipient will make reasonable efforts to give the disclosing party prior notice of the law or court order and cooperate with any attempts to obtain a protective order or similar treatment.

1.4.	“End User” means an end user of Company Distributable.

1.5.	“Enterprise Licence” means the licence agreement included as Annex 1 as amended by [***] from time to time.

1.6.	“Fee” means the fees set out on this Specialised Application Licence Agreement

1.7.	“SDK” means, collectively, the [***] Redistributables, tools, APIs, sample code, software, documentation, other materials and any updates to the foregoing that may be provided or made available to you by [***] in connection with this Agreement, via the [***] developer portal or otherwise for use in connection with the [***] development program to develop [***] enabled applications.

1.8.	“Specialised Application Licence Agreement” means this [***] Specialised Application Licence Agreement between [***] and the Company as of the Effective Date, together with any amendments, supplements or replacements thereto.

1.9.	“[***] Device” means an [***] peripheral device or [***]-authorised embedded optical module, including but not limited to the [***], that obtains images and passes them to the [***] Software.

1.10.	“[***] Redistributables” has the meaning given the term in the SDK Agreement.

1.11.	“[***] Software” means the following and includes any updates thereto.

(1)	Version 5 of the [***] core services application and related applications (vs [***] software) that interact with an [***] Device and an operating system to make motion control functionality available to other applications and software through an interface.

(2)	For the [***] Devices supplied hereunder, within two weeks of the effective date of this agreement [***] shall provide an unlock tool set which unlocks the [***] module permanently for the duration of the [***] module’s expected life (“Unlock Tool”). The Unlock Tool shall be (i) implemented as a Windows command line application, compatible with Windows 11 OS and (fi) the unlock procedure must NOT require an active internet connection so that it will succeed on any offline Windows computer before or after the sale of Company Distributables. During execution, the Unlock Tool shall display status information, notifying the user about a) the progress of the unlock operation, b) the final successor failure status of the unlock operation and c) upon execution completion, return success or failure codes as described in the accompanying documentation.

(3)	For the [***] Devices supplied hereunder, a firmware update tool which updates the cameral module firmware to the most current version made available for the duration of the [***] module’s expected life (“FW Update Tool”). The FW Update Tool shall be (i) implemented as a Windows command line application, compatible with Windows 11 OS and subsequent Windows OS release(s), (ii) only rely on USB video device class and (iii) the firmware update procedure must NOT require an active internet connection so that it will succeed on any offline Windows computer before or after the sale of Company Distributables. During execution, the FW Update Tool shall display status information, notifying the user about a) the progress of the firmware update operation, b) the final success or failure status of the update operation and c) upon execution completion, return success or failure codes as described in the accompanying documentation.

1.12.	“[***] Technology” means the [***] Device, [***] Software, [***] Redistributable and any other technology provided by [***] from time to time.

1.13.	“Unit” refers to one Enterprise Bundle.

1.14.	“Updates” means changes to the [***] Software produced from time to time by [***] to keep a released version of the [***] Software current as to functionality, or to correct any errors, install patches, fix bugs, or perform similar enhancements, and generally indicated by a change in the digit to the right of the decimal point (e.g. a change from version cx to version icy) or other similar indicia, with any corrections and updates to associated documentation.

1.15.	“Upgrade” means an [***] Software release containing new enhancements, features or functionality which is generally indicated by a change in the digit to the left of the first decimal point (e.g. a change from version x.x. to y.x) or other similar indicia, with associated documentation.

Other capitalised terms used in the Agreement have the meaning given to them elsewhere in the Agreement.

2.	Purchase / Licence of Units

2.1.	Purchases of Enterprise Bundles. Company shall purchase the Enterprise Bundles directly from [***].

2.2.	Purchase/Licence. Company agrees to purchase and license that minimum number of Units set out in the Specialised Application Licence Agreement (if any). The Fee for each Unit as well as any Units ordered pursuant to Section 2.3 is set out in the Specialised Application Licence Agreement Pricing will be in effect for the Initial Term.

2.3.	Ordering of [***] Enterprise Bundles. Company may initiate purchases of Enterprise Bundles under this Agreement only by submitting electronic or written purchase orders to [***]. No purchase order will be binding until accepted by [***] electronically or in writing, and such acceptance is only in accordance with the terms of this Agreement and any applicable [***] programs. Such acceptance may be evidenced by [***]’s shipment of the order, in whole or in part. No terms or conditions found on Company’s purchase order will be binding on [***]. No partial shipment of an order will constitute the acceptance of the entire order, absent the written acceptance of the entire order. Company may not cancel or reschedule the delivery date for Units under orders accepted by [***] without [***]’s prior written approval.

2.4.	Delivery Terms. Unless otherwise set out in the Specialised Application Licence Agreement or agreed to in separate writing between the parties, all [***] Devices ordered by Company from [***] will be delivered Free Carrier (FCA) (Incoterms 2020) from [***]’s premises. The risk in the [***] Devices shall pass to the Company on delivery to the carrier. Title to the [***] Devices shall not pass to the Company until [***] receives payment in full for the [***] Devices.. Delivery of the [***] Software will be via download from [***] servers on configuration by Company or its End Users of the [***] Device.

2.5.	Payment. Payment will be made in accordance with the Specialised Application Licence Agreement, without any withholding of taxes. If Company fails to make any payment due under the Agreement by the due date for payment, then Company shall pay interest on the overdue amount at the rate of [***]% per annum. Such interest shall accrue on a daily basis from the due date until actual payment of the overdue amount, whether before or after judgment Company shall pay the interest together with the overdue amount.

2.6.	Taxes. Prices are exclusive of sales and use tax, VAT, GST and other similar taxes. Such taxes, if applicable, will be added separately to [***]’s invoice, and Company will remit such taxes to [***].

3.	Licence and Restrictions

3.1.	Licence. To the extent permitted by and subject to any conditions in the Specialised Application Licence Agreement, including its referenced schedules, and in consideration of Company’s payment of all Fees, [***] hereby grants Company a limited, non-exclusive, personal, royalty-bearing licence under [***]’s applicable intellectual property rights to the extent necessary to: (a) copy and distribute (or have copied and distributed including through its resellers), the [***] Redistributables solely as compiled with, incorporated into, or packaged with, the Company Distributables; (b) to make (but not have made), use, sell, offer for sale and import the Company Distributables; and (c) to install on a single Company Distributable one copy of the [***] Software for each Unit purchased or licensed by Company solely for use in connection with a unit of the Company Distributables. Company may transfer the [***] Software only to its End Users solely in connection with a transfer of Units purchased or licensed by Company to its End Users.

3.2.	Updates. The licence granted in Section 3.1 includes a licence to any Updates that [***] may, in its sole discretion, make available to Company and its End Users. Company acknowledges and agrees that Updates to the [***] Software may impact the functionality of the Company Distributables, including the ability of the Company Distributables to interact with the [***] Software. Company will be solely responsible for the functionality of the Company Distributables, and solely responsible for disabling any auto-update functionality in the [***] Software.

3.3.	Restrictions. The licences granted to Company in Section 3.1 are subject to the following restrictions, as well as others listed in the SDK Agreement:

3.3.1.	except as specifically permitted in Section 3.1 Company may not, and may not enable others to, sell, re-distribute, rent, lease or sublicense the [***] Software. Company may not make the [***] Software available over a network where it could be used by multiple computers at the same time, or accessed remotely in a virtual operating system environment, or otherwise.

3.3.2.	Company may not, directly or indirectly, publish, post or otherwise make available the [***] Redistributables other than as compiled with, incorporated into, or packaged with, the Company Distributables.

3.3.3.	Company may not reverse engineer, decompile, disassemble or otherwise attempt to reconstruct, identify or discover any source code, underlying ideas, techniques, or algorithms in the [***] Software or SDK or attempt to read the FPGA code embedded in [***] Devices (except as and only to the extent any foregoing restriction is prohibited by applicable law or permitted by applicable law or licence notwithstanding the foregoing restriction).

3.3.4.	Company may not remove, obscure, or alter any proprietary rights or confidentiality notices within the [***] Software or any documentation or other materials in it or supplied with it (where relevant, and where distributed alongside the Company Distributable).

3.3.5.	Company may not represent [***] Software as Company technology or that of third parties.

3.3.6.	Company may not use [***] Technology for applications relating to the following: (a) the production of or trade in tobacco, alcoholic beverages, and related products, (b) the production or trade in weapons of any kind or any military applications, (c) casinos, gambling and equivalent enterprises, (d) human cloning, human embryos, or stem cells, or (e) nuclear energy.

3.3.7.	Save for its use with the Company Distributables as permitted under this Agreement, Company may not use the SDK to create, or aid in the creation, directly or indirectly, of any software or hardware which provides [***] functionality, or which is otherwise substantially similar to the features or functionality of [***] products. For clarification, the above limitation does not prevent Company from developing features and functionality similar to [***] without the use of the SDK or [***] Software.

3.3.8.	Company must not allow the [***] Software or SDK to fall under the terms of any license which would obligate Company or [***] to make available or publish any part of the [***] Software or SDK.

3.3.9.	You and/or your Company Distributable may access the Image API (being the tools included within the [***] Software that facilitates the accessing of images and image associated data) and use image data available through the Image API only for the purpose of developing, testing, or using the Company Distributable. You may not use the Image API to develop or aid development of competing [***] hardware or software.

If you or your Company Distributable collects, uploads, stores, transmits, or shares images, videos, or other personal information available through the Image API, either through or in connection with your Company Distributable, you agree to comply with all applicable criminal, civil, and statutory privacy and data protection laws and regulations.

3.4.	High Risk Uses. Notwithstanding anything in this Agreement, Company is not licensed to, an agrees not to, use, copy, sell, offer for sale, or distributed the [***] Technology (whether compiled with, incorporated into, or packaged with the Company Distributable) for or in connection with uses where failure of fault of the [***] Technology or the Company Distributable could lead to death or serious bodily injury of any person, or to severe physical or environmental damage (“High Risk Use”). Any such use is strictly prohibited.

3.5.	Acknowledgment and Waiver. Company agrees that it is solely responsible for the Company Distributables and ensuring that they are safe and free of defects in design and operation, so that any integration by Company causing a failure of an [***] Device, the [***] Software, an [***] Redistributable and/or other [***] technology used by Company does not cause personal injury, death, or property damage (each Company Distributable complying which such requirements being a ‘Compliant Device). Company acknowledges that the [***] Device, the [***] Software, and the [***] Redistributables may not always function as intended. If Company chooses to distribute the Company Distributables that are not Compliant Devices, in respect of each such Company Distributable, (i) Company assumes all risk that the integration by Company of the [***] Device, the [***] Software, an [***] Redistributable and/or other [***] technology used by Company or by any others causes any harm or loss, including to the End Users of the Company Distributables or to third parties, (6) Company hereby waives, on behalf of itself and its affiliates, subsidiaries, officers, directors, employees and contractors, all claims against [***] and its affiliates related to such use, harm or loss, and (iii) Company agrees to defend, indemnify and hold [***] and its affiliates harmless from such claims and any claims of Company’s End Users or other third parties.

3.6.	Compliance with Laws. Company is entirely responsible for ensuring that the development, manufacturing and commercialisation of the Company Distributables is in accordance with applicable laws. Without limiting the generality of the foregoing if the Company Distributables are used in the medical field, Company will be solely responsible for compliance with all applicable laws and regulations related to the development, marketing, commercialisation and use of medical or therapeutic technologies.

3.7.	Software Licensed, Not Sold. Notwithstanding the use of terms such as “purchase” and “sale” in this Agreement, copies of the [***] Software are licensed, not sold, and “purchase” and “sale” when used in relation to the [***] Software refers to the purchase and sale of a licence to use the [***] Software, as set forth in this Agreement

3.8.	Upgrades. Company’s licence does not include a licence to any Upgrades or to any additional functionality beyond [***] that [***] may develop or offer for licence, including but not limited to, [***] or other functionality.

4.	Multi-User Licence. To the extent permitted by and subject to any conditions in this Specialised Application Agreement and conditioned upon compliance with its terms and conditions [***] hereby grants to Company a limited non-exclusive licence, with the right to grant sub-licence to Company’s resellers and End Users, to use the [***] Software in a multi-user environment solely in connection with the Company Distributables.

5.	Trademark Licence; Marketing

5.1.	Trademark Licence. Conditioned upon compliance with the terms and conditions of this Agreement, and In consideration of Company’s payment of all Fees, [***] hereby grants Company a limited, nonexclusive, personal, licence to reproduce and use [***] trademarks solely to mark the Company Distributables, related collateral, and to promote and market the Company Distributables, solely in accordance with the [***] trademark guidelines that [***] may provide Company from time to time. Such licence includes the right of Company to sublicence Company’s, resellers, and other third parties to achieve the foregoing. Company will, on request of [***], submit any uses of [***] marks by Company or its sub-licensees to [***] for review to determine if such uses are in accordance with [***] trademark guidelines. If the uses are not in accordance with the guidelines, Company will promptly correct the misuses. Company acknowledges and agrees that all uses of the [***] marks will inure to the benefit of [***].

5.2.	Marketing. Company and [***] agree to the following marketing efforts:

5.2.1.	For so long as [***] Technology is included with the Company Distributables, Company will specifically identify on the packaging of the Company Distributables, the loading screen and start-up messages for the Company Distributables and list on its website and marketing collateral, as prominently as other listed features and functionality, that [***] Technology is included with the Company Distributables, in accordance with such guidelines and conditions as [***] may reasonably require. Where requested by [***], Company will apply a sticker including [***]’s logo to each Company Distributable with includes [***] Technology for [***]. All references to [***] or [***] Technology will be subject to [***]’s prior approval, which will not be unreasonably withheld.

5.2.2.	Company will include a hyperlink to the [***] website in the first and most prominent mention of [***] or [***] on the Company website.

6.	End User Licensing. Company shall require its End Users to agree to Company’s own end user licence agreement (“Company EULA”) that incorporates the [***] enterprise licence attached as Annex 1, and shall provide a copy of such Company EULA to [***] on request. Company shall ensure that affirmative assent to the Company EULA is gained prior to use of each Company Distributable. If Company learns of any breach of terms relevant to the use of the [***] Software in the Company EULA by an End User, Company shall notify [***] as soon as reasonably possible in writing of such breach. Company shall use all reasonable endeavours to enforce the terms of the Company EULA.

7.	Support. [***] and its parents, subsidiaries or affiliates and suppliers will not be required to provide any support to Company or its End Users under this Agreement_ [***] and its parents, subsidiaries or affiliates and suppliers have no obligation to modify, or provide any support to assist with modifications of the [***] Software for use with the Company Distributables. Company is solely responsible for the support of its own customers for the Units. Company will be solely responsible for, and [***] and its parents, subsidiaries or affiliates and suppliers will have no obligation to honour, any warranties that Company or any of its Company’s or resellers provides to End Users with respect to the [***] Software, the [***] Device or the Company Distributables.

8.	Company Reporting Obligations. Beginning [***], Company will provide [***] a rolling quarterly forecast for Units within 10 days after the end of each calendar quarter. [***] may provide a standardised template for the reports specified in this provision. Subject to anything to the contrary set out in the Specialised Application Licence Agreement, forecasts are for planning purposes only and are not a commitment by Company to buy or licence or by [***] to sell or licence.

9.	Audit Rights. During the term of the Agreement and for three years thereafter, not more than once per 12-month period during normal business hours and upon reasonable notice, [***] will have the right to, or to have an independent auditor, perform an audit of Company’s business records and/or physical inventory related to the performance of its obligations under this Agreement. [***] will pay the cost of the audit, unless the audit reveals that Company is materially in non-compliance with the terms of this Agreement, in which case [***] may, in addition to any other remedy set forth hereunder, require Company to: (a) promptly refund or credit to [***] all amounts owing to [***] that were revealed by such audit; and (b) reimburse [***] for the reasonable costs of the audit (including without limitation attorneys’ fees in connection therewith). For purposes of this section, “materially in non-compliance” will include without limitation a discrepancy of more than five percent (5%) of the amounts that should have been paid by Company to [***] during the period covered by the audit as indicated by [***]. My audit pursuant to this Section will not unreasonably interfere with Company’s business or operations.

10.	Warranty Disclaimer.

10.1	SAVE FOR AND TO THE EXTENT OF THE WARRANTY PROVIDED AT CLAUSE 11 OF THE COVER PAGE TO THIS AGREEMENT RELATING TO HARDWARE [***] DEVICES ONLY, THE [***] TECHNOLOGY IS PROVIDED “AS IS” WITHOUT WARRANTY OF ANY KIND. [***], ON BEHALF OF ITSELF AND ITS SUPPLIERS, HEREBY DISCLAIMS ALL REPRESENTATIONS, PROMISES, OR WARRANTIES, WHETHER EXPRESS, IMPUED, STATUTORY, OR OTHERWISE, WITH RESPECT TO THE [***] TECHNOLOGY, INCLUDING THEIR CONDITION, AVAILABILITY, OR THE EXISTENCE OF ANY LATENT DEFECTS. [***] SPECIFICALLY DISCLAIMS ALL IMPUED WARRANTIES OF MERCHANTABILITY, TITLE, NONINFRINGEMENT, SUITABILITY, AND FITNESS FOR ANY PURPOSE. [***] DOES NOT WARRANT THAT THE [***] TECHNOLOGY WILL BE ERROR-FREE OR THAT THEY WILL WORK WITHOUT INTERRUPTION.

11.	Confidentiality

11.1.	Confidentiality Obligations. Company and [***] (receiving party) shall keep in strict confidence all technical or commercial know-how, specifications, inventions, processes or initiatives which are of a confidential nature and have been disclosed to the receiving party by Company and [***] (disclosing party) as confidential. The receiving party shall only disclose such confidential information to those of its affiliates, employees, agents and subcontractors who need to know it for the purpose of discharging the receiving party’s obligations under the Agreement. The receiving party may also disclose such of the disclosing party’s confidential information as is required to be disclosed by law, any governmental or regulatory authority or by a court of competent jurisdiction.

11.2.	This clause 11 shall survive the termination of the Agreement for a period of 3 years.

11.3.	Other Publicity. The parties may not issue any press releases or other public communications that refer to the other party without prior written consent.

12.	Company’s Obligations and Warranties

In addition to Company’s other obligations under this Agreement, Company warrants and agrees that:

12.1.	Company has the right and authority to enter into this Agreement on its own behalf and that of its authorised users and this Agreement, when executed, shall constitute legal, valid and binding obligations of the Company and shall be enforceable against the Company in accordance with its terms; and

12.2.	the Company Distributables will be in compliance with all applicable laws and regulations [***] and local or foreign export and re-export restrictions applicable to the technology and documentation provided under this Agreement (including privacy and data security laws and regulations).

13.	Term and Termination

13.1.	Term. This Agreement begins as of the Effective Date and continues for the Initial Term (as set out in the Specialised Application Licence Agreement) with automatic renewals for successive one (1) war periods unless either party provides notice of non-renewal at least three (3) months prior to the expiration of the Initial Term, or any renewal term, or, in the case of the Initial Term or any renewal term, unless earlier terminated as set out in Section 13.2, Section 13.3 or Section 13.4 below. The Initial Term together with any renewal terms are the “Term”.

13.2.	Termination by Company. Company may terminate this Agreement after the Initial Term by giving not less than thirty (30) days’ written notice to [***].

13.3.	Termination by [***]. [***] may terminate this Agreement in the case of Company’s uncured material breach on thirty (30) days’ notice, or, if the breach is not capable of cure, immediately upon notice.

13.4.	Automatic Termination. Notwithstanding sections 13.1 - 13.3 above, this Agreement may be terminated at any time by each party on written notice with immediate effect in the event that (i) proceedings in bankruptcy or insolvency are instituted by or against the other party or a receiver, trustee, administrator or liquidator is appointed in respect of any part of the other part’s assets or any similar relief is granted under any applicable bankruptcy or equivalent law or (H) one party (the defaulting party) shall be in breach, non-observance or non-performance of any of its obligations in this Agreement and does not remedy the same within fourteen (14) days of notice of such failure or breach being served upon it by the other party (the non-defaulting party).

13.5.	Effect of Expiration or Termination. Upon expiration or termination of this Agreement: (i) Company will accept delivery of, and pay for, Units ordered by it before expiration or termination, (H) unless [***] has terminated this Agreement pursuant to Section 13.3, or this Agreement automatically terminates under Section 13.4: (a) [***] will continue to supply Units ordered by Company before expiration or termination, and (b) if the Company Distributables incorporate [***] Redistributables, Company may continue to distribute the Company Distributables for up to six months after expiration or termination, and (Hi) any licence rights of Company’s End Users will continue despite expiration or termination of this Agreement. Sections 1, 2.5, 9, 10, 11, 12.2, 13.5, 14 and 15 will survive termination or expiration of this Agreement.

14.	Limitation of Liability.

14.1.	[***] SHALL NOT IN ANY CIRCUMSTANCES WHATEVER BE LIABLE TO THE COMPANY, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), BREACH OF STATUTORY DUTY, OR OTHERWISE, ARISING UNDER OR IN CONNECTION WITH THE AGREEMENT FOR:

(A)	LOSS OF PROFITS, SALES, BUSINESS, OR REVENUE;

(B)	BUSINESS INTERRUPTION;

(C)	LOSS OF ANTICIPATED SAVINGS;

(D)	LOSS OR CORRUPTION OF DATA OR INFORMATION;

(E)	LOSS OF BUSINESS OPPORTUNITY, GOODWILL OR REPUTATION; OR

(F)	ANY INDIRECT OR CONSEQUENTIAL LOSS OR DAMAGE.

14.2.	OTHER THAN THE LOSSES SET OUT ABOVE (FOR WHICH [***] IS NOT LIABLE), [***]’S MAXIMUM AGGREGATE LIABILITY UNDER OR IN CONNECTION WITH THE AGREEMENT WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), BREACH OF STATUTORY DUTY, OR OTHERWISE, SHALL IN ALL CIRCUMSTANCES BE LIMITED TO THE PAYMENT ACTUALLY PAID BY THE COMPANY IN THE TWELVE MONTHS PRIOR TO THE DEFAULT GMNG RISE TO THE CLAIM ARISING. THIS MAXIMUM CAP DOES NOT APPLY TO DEATH OR PERSONAL INJURY RESULTING FROM [***]’S NEGUGENCE; FRAUD OR FRAUDULENT MISREPRESENTATION; OR ANY OTHER LIABIUTY THAT CANNOT BE EXCLUDED OR LIMITED BY APPLICABLE LAW.

14.3.	THE AGREEMENT SETS OUT THE FULL EXTENT OF [***]’S OBLIGATIONS AND LIABILITIES IN RESPECT OF THE SUPPLY OF THE [***] DEVICES, DELIVERABLES AND SOFTWARE. EXCEPT AS EXPRESSLY STATED IN THE AGREEMENT, THERE ARE NO CONDITIONS, WARRANTIES, REPRESENTATIONS OR OTHER TERMS, EXPRESS OR IMPLIED, THAT ARE BINDING ON [***]. ANY CONDMON, WARRANTY, REPRESENTATION OR OTHER TERM CONCERNING THE SUPPLY OF THE [***] DEVICES, DELIVERABLES AND SOFTWARE WHICH MIGHT OTHERWISE BE IMPLIED INTO, OR INCORPORATED IN THE AGREEMENT WHETHER BY STATUTE, COMMON LAW OR OTHERWISE, INCLUDING ANY WARRANTY OR CONDITION OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, IS EXCLUDED TO THE FULLEST EXTENT PERMITTED BY LAW. THESE LIMITATIONS WILL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. THE PARTIES AGREE THAT THE FOREGOING LIMITATIONS REPRESENT A REASONABLE ALLOCATION OF RISK UNDER THIS AGREEMENT.

15.	Miscellaneous.

15.1.	Assignment. Neither party may assign this Agreement without the prior written consent of the other party. My assignment without such consent is void and of no effect Either party may assign this Agreement without the consent in connection with (1) a merger or consolidation, (2) a sale or assignment of substantially all its assets, or (3) any other transaction which results in another entity or person owning substantially all of the party’s assets. In the event of a permitted assignment, this Agreement will inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

15.2.	Waiver; Severability. The failure of the other party to enforce any rights under this Agreement will not be deemed a waiver of any rights. The rights and remedies of the parties in this Agreement are not exclusive and are in addition to any other rights and remedies provided by law. If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement will remain in full force and effect.

15.3.	Reservation. All licenses not expressly granted in this Agreement are reserved and no other licenses, immunity or rights, express or implied, are granted by [***], by implication, estoppel, or otherwise.

15.4.	Export Restrictions. Company must comply with all domestic and international export laws and regulations that apply to the software. These laws include restrictions on destinations, end users, and end use.

15.5.	[***] Affiliates. Affiliates of [***] may enter into one or more adoption addenda (each an “Adoption Addendum”) under which the [***] affiliate may agree to be bound by the terms of this Agreement as if the affiliate was an original party to it. Company shall not be required to be a party to any Adoption Addendum unless such Adoption Addendum imposes additional obligations on Company or otherwise seeks to make changes to the Agreement.

15.6.	Governing Law and Jurisdiction. This Agreement will be exclusively governed by and construed under the laws of California, without reference to or application of rules governing choice of laws. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods (1980) is specifically excluded from application to this Agreement. All disputes arising out of or related to this Agreement will be subject to the exclusive jurisdiction of the courts of San Jose County, California, and Company hereby consents to such jurisdiction. However, [***] may apply to any court or tribunal worldwide, including but not limited to those having jurisdiction over Company, to seek injunctive relief.

15.7.	Relationship of the Parties. This Agreement does not create any agency, partnership, or joint venture relationship between [***] and Company. This Agreement is for the sole benefit of [***] and Company (and indemnified parties), and no other persons will have any right or remedy under this Agreement

15.8.	Notice. All notices required to be given under this Agreement will be in writing and will be sent, in the case of [***] at the address below and, in the case of the Company, as set out in the Specialised Application Licence Agreement, or to such other person or address as each party may designate by notice given in accordance with this Section. Any notice under this Agreement may be delivered by hand or express courier and will be deemed to have been received: (i) by hand delivery, at the time of delivery; or (ii) by express courier, on the second business day after delivery to the carrier. If an email address is provided below, a copy must also be sent via email, but such copy is for convenience only and the effective time of notice will be calculated as provided In the second sentence of this Section.

[***]

15.9.	Counterparts; Amendments. This Agreement may be executed in any number of counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together will constitute one and the same agreement No amendment, waiver, or modification of this Agreement will be valid unless in writing signed by each Party. This Agreement, including any amendment, waiver or modification to it, may be executed by facsimile, e• signature or scanned signatures and such signatures will be deemed to bind each party as if they were original signatures.

15.10.	Entire Agreement. This Agreement, together with the SDK Agreement, is the entire understanding of the parties with respect to its subject matter and supersedes any previous or contemporaneous communications, whether oral or written with respect to such subject matter.

ANNEX 1- [***] ENTERPRISE LICENSE FOR THE [***] BUNDLE

Supplied with this SLA as “[***] Commercial Licence for [***]”.

Rest of page intentionally blank.